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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ----------------------------------


                                   FORM 8-K
                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report                                                     July 25, 1997
(Date of Earliest Event Reported)

                      COLUMBIA/HCA HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its Charter)


                                   DELAWARE
                           (State of Incorporation)


 001-11239                                                       75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)



One Park Plaza, Nashville, Tennessee                                 37203
(Address of principal executive offices)                          (Zip Code)

                                (615) 327-9551
             (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

        On July 25, 1997, Columbia/HCA Healthcare Corporation announced the resignations of Richard L. Scott, Chairman, Chief Executive Officer and a Director; and David T. Vandewater, President and Chief Operating Officer, effective immediately. Thomas F. Frist, Jr., M.D., Vice Chairman of the Company's board, has been named Chairman and Chief Executive Officer.


ITEM 7. EXHIBIT

        Exhibit 20.  Copy of the press release dated July 25, 1997


                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION

/s/ STEPHEN T. BRAUN
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Stephen T. Braun
Senior Vice President and General Counsel

DATED:  July 25, 1997